UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

ADEIA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of Annual Meeting

of Stockholders

Thursday, May 25, 2023

10:00 a.m., Pacific Time

The 2023 Annual Meeting of the Stockholders (“Annual Meeting”) of Adeia Inc. (formerly known as Xperi Holding Corporation) (the “Company”) will be held on Thursday, May 25, 2023 at 10:00 a.m. Pacific Time. The Annual Meeting will be held virtually, via live webcast. In order to attend you must register in advance at www.viewproxy.com/adea/2023. To provide a safe, consistent and convenient experience to all stockholders regardless of location, the Annual Meeting will be held in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting. Stockholders virtually attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate in the Annual Meeting, where you will be able to listen to the meeting live, submit questions and vote. We recommend that you log in a few minutes before the Annual Meeting on May 25, 2023 to ensure you are logged in when the Annual Meeting starts.

The Annual Meeting will be held for the following purposes.

1.
To elect five (5) members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified;
2.
To hold an advisory vote to approve the compensation of our named executive officers as described in the proxy statement;
3.
To conduct a non-binding advisory vote on the frequency of future non-binding advisory votes on executive compensation;
4.
To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023; and
5.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors (“Board”) has fixed the close of business on March 27, 2023 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting, or at any adjournments of the Annual Meeting.

We are pleased to be furnishing proxy materials to stockholders primarily over the Internet. We believe that this process expedites stockholders’ receipt of proxy materials and lowers the costs of printing and distributing our annual meeting materials. On or about April 12, 2023, a Notice of Internet Availability of Proxy Materials (the "Notice") was mailed to our stockholders containing instructions on how to access our 2023 Proxy Statement and our 2022 Annual Report on Form 10-K, and how to vote online. The Notice also included instructions on how you can receive a copy of your annual meeting materials, including the notice of annual meeting, proxy statement, and proxy card by mail, via e-mail or by downloading them online. If you choose to receive your annual meeting materials by mail, the notice of annual meeting, proxy statement from the Board of Directors, proxy card and annual report will be enclosed. If you choose to receive your annual meeting materials via e-mail, the e-mail will contain voting instructions and links to the annual report and the proxy statement on the Internet, both of which are available at http://www.proxyvote.com and on our website at http://investors.adeia.com. If you access http://www.proxyvote.com using the instructions on the Notice, you will also be given the option to elect to receive future proxy materials by e-mail or in printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to the annual meeting materials and a link to the proxy voting site. Your election to receive future proxy materials by e-mail or in printed form by mail will remain in effect until you terminate such election.

In order to ensure your representation at the Annual Meeting, you are requested to submit your proxy over the Internet, by telephone or by mail.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors
Adeia Inc. /s/ Kevin Tanji KEVIN TANJI Secretary San Jose, California
April 12, 2023

Your Vote Counts! ADEIA INC. 2023 Annual Meeting Vote by May 24, 2023 11:59 PM ET ADEIA INC. 3025 ORCHARD PKWY SAN JOSE, CA 95134 V06393-P90823 You invested in ADEIA INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2023. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 25, 2023 10:00 AM Pacific Time Virtually at: Vote Virtually at the Meeting* May 25, 2023 10:00 AM Pacific Time www.viewproxy.com/adea/2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors; Nominees: 1a. Paul E. Davis 1b. V Sue Molina 1c. Daniel Moloney 1d. Tonia O’Connor 1e. Raghavendra Rau 2. To hold an advisory vote to approve the compensation of the Company’s named executive officers; 3. Recommending a vote every 1 year on the frequency of future non-binding advisory votes on executive compensation; and 4. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For 1 Year For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. V06394-P90823 adeia

ADEIA INC.
3025 ORCHARD PKWY
SAN JOSE, CA 95134

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - To vote during the virtual Annual Stockholder Meeting, stockholders must register in advance at www.viewproxy.com/adea/2023 prior to the deadline of 11:59 p.m. Eastern Time on May 24, 2023.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V06390-P90823

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADEIA INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors;

Nominees:	**For**	**Against**	**Abstain**
1a. Paul E. Davis	☐	☐	☐
1b. V Sue Molina	☐	☐	☐
1c. Daniel Moloney	☐	☐	☐
1d. Tonia O'Connor	☐	☐	☐
1e. Raghavendra Rau	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. To hold an advisory vote to approve the compensation of the Company's named executive officers;	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
3. Recommending a vote every 1 year on the frequency of future non-binding advisory votes on executive compensation; and	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
4. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V06391-P90823 ADEIA INC. ANNUAL MEETING OF STOCKHOLDERS May 25, 2023 10:00 AM Pacific Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Paul E. Davis and Keith Jones, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ADEIA INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM Pacific Time, on Thursday, May 25, 2023, virtually at www.viewproxy.com/adea/2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side